UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 2, Miesian Plaza, 50-58 Baggot Street Lower, Dublin 2, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 609 6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 3, 2017, Shire plc issued a press release announcing its financial results for the three month period ended June 30, 2017 which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with Shire's normal succession planning, the Company announces that the following Non-Executive Directors will retire from the Board with effect from the conclusion of the 2018 Annual General Meeting (“AGM”):

•	William M. Burns, Senior Independent Director

•	David Ginsburg, Chairman of the Science & Technology Committee

•	Anne Minto, Chairman of the Remuneration Committee

Al Stroucken, Non-Executive Director, will assume the position of Chairman of the Remuneration Committee effective August 3, 2017. Anne Minto will continue to serve as a member of the Remuneration Committee to enable a period of transition until her retirement from the Board. Anne will fully support Al in the shareholder consultation process ahead of the publication of the new Directors’ Remuneration Policy that will be put forward for shareholder approval at the 2018 AGM. The Board, supported by the Nomination & Governance Committee, will continue to evaluate Board and committee membership, including succession plans for the roles of Senior Independent Director and Chairman of the Science & Technology Committee, and will announce further changes once finalized.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished herewith:

99.1    Press Release dated August 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ W R Mordan
	Name:	Bill Mordan
	Title:	Company Secretary

Date: August 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 3, 2017